                                                                      Exhibit 99

                                     [LOGO]

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-A $672,456,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2 and 3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO]

January 13, 2004

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 9approximate)


                                        To Roll/(1)/


                                                                              Expected
                                                        Est.     Est. Prin.  Maturity to             Expected
                Approx.                                  WAL     Window       Roll @ 25   Delay       Ratings
   Class       Size/(2)/    Interest - Principal Type   (yrs)     (mos)        CPR        Days      (Fitch/S&P)
Offered Certificates
--------------------
   1-A-1     $ 67,155,000   Variable - Pass-thru/(3)/      1.92     1 - 35     12/25/06      24       AAA / AAA
   2-A-1      265,008,000   Variable - Pass-thru/(4)/      2.57     1 - 59     12/25/08      24       AAA / AAA
   2-A-2      300,000,000   Variable - Pass-thru/(4)/      2.57     1 - 59     12/25/08      24       AAA / AAA
   3-A-1       40,293,000   Variable - Pass-thru/(5)/      2.86     1 - 83     12/25/10      24       AAA / AAA

Not Offered Hereunder
---------------------
      B-1      $9,696,000                                                                                 N.A.
      B-2       4,155,000                                                                                 N.A.
      B-3       2,423,000                                                                                 N.A.
      B-4       1,385,000                                                                                 N.A.
      B-5       1,038,000                                                                                 N.A.
      B-6       1,387,678                                                                                 N.A.
    1-A-R             100                                                                                 N.A.
      SES          TBD              Interest Only/(6)/                                                    N.A.
     1-IO         TBD          Fixed -Interest Only                                                       N.A.
     2-IO         TBD          Fixed -Interest Only                                                       N.A.
     3-IO         TBD          Fixed -Interest Only                                                       N.A.

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2006, December 2008 and December 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to January 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2007, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to January 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after January 2009, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to January 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2011, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(6) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                                   To Maturity

                                                        Est.     Est. Prin.    Expected                  Expected
                Approx.                                  WAL       Window       Final          Delay       Ratings
   Class       Size /(1)/   Interest - Principal Type   (yrs)     (mos)/(2)/  Maturity /(2)/   Days      (Fitch/S&P)
Offered Certificates
--------------------
   1-A-1     $ 67,155,000   Variable - Pass-thru/(3)/    3.20     1 - 360     1/25/34          24        AAA / AAA
   2-A-1      265,008,000   Variable - Pass-thru/(4)/    3.28     1 - 360     1/25/34          24        AAA / AAA
   2-A-2      300,000,000   Variable - Pass-thru/(4)/    3.28     1 - 360     1/25/34          24        AAA / AAA
   3-A-1       40,293,000   Variable - Pass-thru/(5)/    3.22     1 - 360     1/25/34          24        AAA / AAA

/(1)/  Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to January 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2007, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to January 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after January 2009, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to January 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2011, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)


                          Preliminary Summary of Terms

Transaction:                        Banc of America Mortgage Securities, Inc.
                                    Mortgage Pass-Through Certificates, Series
                                    2004-A

Lead Manager (Book Runner):         Banc of America Securities LLC

Co-Managers:                        Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                Bank of America, N.A.

Trustee:                            Wells Fargo Bank Minnesota, N.A.

Transaction Size:                   $692,540,779

Securities Offered:                 $67,155,000 Class 1-A-1 Certificates

                                    $265,008,000 Class 2-A-1 Certificates
                                    $300,000,000 Class 2-A-2 Certificates
                                    $40,293,000 Class 3-A-1 Certificates

Group 1 Collateral:                 3/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family,
                                    first lien mortgage loans. The Group 1
                                    Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                 5/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family,
                                    first lien mortgage loans. The Group 2
                                    Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 55.63% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.
                                    Approximately 0.88% of the Group 2
                                    Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                 7/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family,
                                    first lien mortgage loans. The Group 3
                                    Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                    Standard & Poor's and Fitch Ratings (Class
                                    A Certificates) and Fitch Ratings
                                    (Subordinate Certificates except for the
                                    Class B-6 Certificates).

Expected Pricing Date:              Week of January 12, 2004

Expected Closing Date:              January 29, 2004

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                          Preliminary Summary of Terms

Distribution Date:                    25th of each month, or the next succeeding
                                      business day (First Payment Date: February
                                      25, 2004)

Cut-Off Date:                         January 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-R, 2-A-1, 2-A-2 and 3-A-1
                                      Certificates (the "Class A Certificates").

Subordinate Certificates:             Class B-1, B-2, B-3, B-4, B-5, and B-6
                                      Certificates (the "Class B Certificates").
                                      The Subordinate Certificates are not
                                      offered hereunder.

Group 1-A Certificates:               Class 1-A-1 and 1-A-R

Group 2-A Certificates:               Class 2-A-1 and 2-A-2

Group 3-A Certificates:               Class 3-A-1

Day Count:                            30/360

Group 1, Group 2 and Group 3          25% CPR
Prepayment Speed:

Clearing:                             DTC, Clearstream and Euroclear

Denominations:                         Original Certificate       Minimum          Incremental
                                             Form               Denominations     Denominations
                                             ----               -------------     -------------
  Class 1-A-1, 2-A-1, 2-A-2 and           Book Entry               $1,000               $1
          3-A-1 Offered Certificates

SMMEA Eligibility: The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Offered Certificates are
                                      expected to be ERISA eligible.

Tax Structure:                        REMIC

Optional Clean-up Call: Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                          Preliminary Summary of Terms

Principal           Principal will be allocated to the certificates
Distribution:       according to the Priority of Distributions: The Group 1
                    Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal
                    Distribution Amount will generally be allocated to the Group
                    2-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3 Senior Principal
                    Distribution Amount will generally be allocated to the Group
                    3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal Distribution
                    Amount will generally be allocated to the Subordinate
                    Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A
                    Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group
                    (Please see the Priority of Distributions section.)

Interest            Interest will accrue each class of Certificates during each
Accrual:            one-month period ending on the last day of the month
                    preceding the month in which each Distribution Date occurs
                    (each, a "Interest Accrual Period"). The initial Interest
                    Accrual Period will be deemed to have commenced on January
                    1, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                          Preliminary Summary of Terms

Administrative      The Administrative Fees with respect to the Trust are
Fee:                payable out of the interest payments received on each
                    Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate
                    (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee
                    Rate. The Trustee Fee Rate will be [0.0035%] per annum. The
                    Servicing Fee Rate for all Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating        The aggregate servicing compensation payable to the Servicer
Interest:           for any month and the interest payable on the Class SES
                    Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage        As to any Mortgage Loan and Distribution Date, the excess of
Interest Rate:      its mortgage interest rate over the sum of (i) the
                    Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                          Preliminary Summary of Terms

Pool Distribution   The Pool Distribution Amount for each Loan Group with
Amount:             respect to any Distribution Date will be equal to the sum of
                    (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                    Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:  The Senior Percentage for a Loan Group on any Distribution
                    Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate         The Subordinate Percentage for a Loan Group for any
Percentage:         Distribution Date will equal 100% minus the Senior
                    Percentage for such Loan Group for such date.

Subordinate         The Subordinate Prepayment Percentage for a Loan Group for
Prepayment          any Distribution Date will equal 100% minus the Senior
Percentage:         Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                          Preliminary Summary of Terms

Group 1, Group 2    For the following Distribution Dates, will be as follows:
and Group
3 Senior
Prepayment
Percentage:         Distribution Date                     Senior Prepayment Percentage
                    -----------------                     ----------------------------
                    February 2004 through January 2011    100%;
                    February 2011 through January 2012    the applicable  Senior Percentage plus,
                                                          70% of the applicable Subordinate
                                                          Percentage;
                    February 2012 through January 2013    the applicable  Senior Percentage plus,
                                                          60% of the applicable Subordinate
                                                          Percentage;
                    February 2013 through January 2014    the applicable  Senior Percentage plus,
                                                          40% of the applicable Subordinate
                                                          Percentage;
                    February 2014 through January 2015    the applicable  Senior Percentage plus,
                                                          20% of the applicable Subordinate
                                                          Percentage;
                    February 2015 and thereafter          the applicable Senior Percentage;

                    provided, however,

                    (i)   if on any Distribution Date the percentage equal to
                          (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                    (ii) if for each Group of Certificates on any Distribution Date prior to the February 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                    (iii) if for each Group of Certificates on or after the
                          February 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                          Preliminary Summary of Terms

Principal           The Principal Amount for any Distribution Date and any Loan
Amount:             Group will equal the sum of (a) the principal portion of
                    each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated
                    Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                    Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution
                    Date, (e) with respect to each Mortgage Loan in such Loan
                    Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                    Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                    Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan
                    Group received during the calendar month preceding the month of such Distribution Date.

Senior              The Senior Principal Distribution Amount for a Loan Group
Principal           for any Distribution Date will equal the sum of (i) the
Distribution        Senior Percentage for such Loan Group of all amounts
Amount:             described in clauses (a) through (d) of the definition of
                    "Principal Amount" for such Loan Group and such Distribution
                    Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate         The Subordinate Principal Distribution Amount for a Loan
Principal           Group for any Distribution Date will equal the sum of (i)
Distribution        the Subordinate Percentage for such Loan Group of the
Amount:             amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment
                    Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.90%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.50%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.90%)             Order of
                      -------------------------------------       Loss
       Priority of                  Class B-3                   Allocation
        Payment              Credit Support (0.55%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
  ----------------------------------------------------------------------------
                              First, to the Trustee
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  Second, to the Class SES, 1-IO, 2-IO, and 3-IO Certificates to pay Interest;
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Inter7est;
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
      Fourth, to the Class A Certificates of each Group to 7pay Principal.
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
      Fifth, sequentially, to each class of Subordinate Certificates to pay
      Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class
                              balance is zero; and
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
  ----------------------------------------------------------------------------

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

     Wildfires in California May Affect Holders of the Offered Certificates

On October 27, 2003, as a result of wildfires in California, Los Angeles, San Bernardino, San Diego, and Ventura Counties were declared federal disaster areas eligible for federal disaster assistance.

Under the Pooling and Servicing Agreement, the Depositor will represent that, as of the Closing Date, each Mortgage Loan is undamaged by fire so as not to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended. In the event of a breach of such representation with respect to a mortgaged property which materially and adversely affects the interests of Certificateholders in the related Mortgage Loan, the Depositor will make reasonable attempts to substitute for such Mortgage Loan to the extent a substitute Mortgage Loan meeting the requirements of the pooling agreement is available to it from Bank of America, N.A.'s portfolio, and if unable to substitute, the Depositor will be obligated to repurchase such Mortgage Loan. Any such repurchases will have the same effect as prepayments of the affected Mortgage Loans.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)


                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.588       3.573      3.563       3.553      3.542       3.514      3.479
  Average Life (Years)                     2.637       2.261      2.087       1.921      1.765       1.478      1.223
  Modified Duration                        2.465       2.121      1.961       1.809      1.665       1.400      1.164
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/06   12/25/06    12/25/06   12/25/06    12/25/06   12/25/06    12/25/06
  Principal Payment Window (Months)           35          35         35          35         35          35         35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.663       3.646      3.636       3.624      3.610       3.578      3.537
  Average Life (Years)                     4.254       3.302      2.912       2.566      2.261       1.756      1.364
  Modified Duration                        3.844       3.011      2.667       2.362      2.090       1.639      1.285
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/08   12/25/08    12/25/08   12/25/08    12/25/08   12/25/08    12/25/08
  Principal Payment Window (Months)           59          59         59          59         59          59         59

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.951       3.859      3.804       3.742      3.673       3.505      3.292
  Average Life (Years)                     4.254       3.302      2.912       2.566      2.261       1.756      1.364
  Modified Duration                        3.798       2.985      2.648       2.350      2.084       1.639      1.290
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/08   12/25/08    12/25/08   12/25/08    12/25/08   12/25/08    12/25/08
  Principal Payment Window (Months)           59          59         59          59         59          59         59

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.912       3.891      3.879       3.865      3.849       3.812      3.764
  Average Life (Years)                     5.498       3.925      3.342       2.855      2.448       1.824      1.381
  Modified Duration                        4.783       3.476      2.986       2.573      2.225       1.684      1.293
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/10   12/25/10    12/25/10   12/25/10    12/25/10   12/25/10    12/25/10
  Principal Payment Window (Months)           83          83         83          83         83          83         83

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2006, December 2008 and December 2010, respectively.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.435      3.468      3.480       3.488      3.492       3.489      3.469
  Average Life (Years)                     10.798      5.235      4.014       3.198      2.619       1.862      1.387
  Modified Duration                         8.140      4.379      3.467       2.828      2.359       1.720      1.302
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/33   12/25/33    12/25/33   12/25/33    12/25/33   12/25/33    12/25/33
  Principal Payment Window (Months)          359         359        359         359        359         359        359

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.573      3.598      3.602       3.602      3.597       3.574      3.536
  Average Life (Years)                     11.294      5.423      4.140       3.285      2.681       1.895      1.405
  Modified Duration                         8.405      4.502      3.555       2.893      2.406       1.747      1.318
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             01/25/34   01/25/34    01/25/34   01/25/34    01/25/34   01/25/34    01/25/34
  Principal Payment Window (Months)          360         360        360         360        360         360        360

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.706       3.741      3.729       3.699      3.651       3.506      3.298
  Average Life (Years)                    11.294       5.423      4.140       3.285      2.681       1.895      1.405
  Modified Duration                        8.209       4.432      3.514       2.869      2.394       1.746      1.323
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             01/25/34   01/25/34    01/25/34   01/25/34    01/25/34   01/25/34    01/25/34
  Principal Payment Window (Months)          360         360        360         360        360         360        360

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.744       3.813      3.828       3.834      3.831       3.806      3.763
  Average Life (Years)                    10.938       5.288      4.048       3.220      2.634       1.869      1.390
  Modified Duration                        8.013       4.342      3.446       2.816      2.351       1.716      1.300
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             01/25/34   01/25/34    01/25/34   01/25/34    01/25/34   01/25/34    01/25/34
  Principal Payment Window (Months)          360         360        360         360        360         360        360

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                       $69,161,098

Total Number of Loans                                                        138

Average Loan Principal Balance                                          $501,167           $260,721 to $950,000

WA Gross Coupon                                                            4.641%               3.875% to 5.875%

WA FICO                                                                      728                     621 to 804

WA Original Term (mos.)                                                      359                     180 to 360

WA Remaining Term (mos.)                                                     358                     180 to 360

WA OLTV                                                                    70.86%               16.11% to 90.00%

WA Months to First Rate Adjustment Date                                35 months                22 to 36 months

Gross Margin                                                               2.250%

WA Rate Ceiling                                                           10.641%              9.875% to 11.875%

Geographic Concentration of Mortgaged Properties (Top               CA         67.32%
5 States) based on the Aggregate Stated Principal                   IL          4.58%
Balance                                                             FL          4.09%
                                                                    MD          2.94%
                                                                    TX          2.75%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------

                                             Aggregate                % of
                           Number Of      Stated Principal        Cut-Off Date
                           Mortgage         Balance as of        Pool Principal
         Occupancy           Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
Primary Residence             124          $63,236,836.07            91.43%
Second Home                    11            4,914,967.70             7.11
Investor Property               3            1,009,294.22             1.46
--------------------------------------------------------------------------------
Total:                        138          $69,161,097.99           100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------

                                             Aggregate                % of
                           Number Of      Stated Principal        Cut-Off Date
                           Mortgage         Balance as of        Pool Principal
       Property Type         Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
Single Family Residence        90          $45,802,106.96            66.23%
PUD-Detached                   34           17,441,977.75            25.22
Condominium                     6            2,584,827.20             3.74
PUD-Attached                    4            1,564,340.68             2.26
2-Family                        2            1,027,124.43             1.49
Townhouse                       1              480,000.00             0.69
3-Family                        1              260,720.97             0.38
--------------------------------------------------------------------------------
Total:                        138          $69,161,097.99           100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------

                                             Aggregate                   % of
                           Number Of      Stated Principal         Cut-Off Date
                           Mortgage         Balance as of         Pool Principal
         Purpose             Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
Purchase                       68          $33,280,240.14            48.12%
Refinance-Rate/Term            52           27,527,552.59            39.80
Refinance-Cashout              18            8,353,305.26            12.08
--------------------------------------------------------------------------------
Total:                        138          $69,161,097.99           100.00%
================================================================================

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------

                                        Aggregate                % of
                        Number Of    Stated Principal        Cut-Off Date
                        Mortgage       Balance as of        Pool Principal
    Geographic Area       Loans        Cut-Off Date            Balance
--------------------------------------------------------------------------------
California                  91        $46,561,109.25            67.32%
Illinois                     7          3,168,909.89             4.58
Florida                      6          2,830,490.14             4.09
Maryland                     4          2,036,029.00             2.94
Texas                        4          1,900,692.03             2.75
Virginia                     4          1,827,366.89             2.64
Missouri                     3          1,755,473.30             2.54
Colorado                     3          1,508,931.13             2.18
Massachusetts                3          1,499,882.59             2.17
Georgia                      3          1,398,662.62             2.02
Washington                   3          1,375,860.85             1.99
South Carolina               2          1,186,301.16             1.72
Arizona                      2            819,510.48             1.18
Indiana                      1            590,329.03             0.85
Oregon                       1            360,000.00             0.52
Ohio                         1            341,549.63             0.49
--------------------------------------------------------------------------------
Total:                     138        $69,161,097.99           100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.46% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

--------------------------------------------------------------------------------


                                                                 % of
                                        Aggregate            Cut-Off Date
                        Number Of    Stated Principal       Pool Principal
 California State       Mortgage       Balance as of   Balance of the California
 Distribution             Loans        Cut-Off Date         Mortgage Loans
--------------------------------------------------------------------------------
Northern California         52        $27,326,049.00            58.69%
Southern California         39         19,235,060.25            41.31
--------------------------------------------------------------------------------
Total:                      91        $46,561,109.25           100.00%
================================================================================

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------

                                              Aggregate                % of
                           Number Of       Stated Principal        Cut-Off Date
Current Mortgage Loan      Mortgage          Balance as of        Pool Principal
Principal Balances ($)       Loans           Cut-Off Date            Balance
--------------------------------------------------------------------------------
250,000.01 - 300,000.00         1           $   260,720.97             0.38%
300,000.01 - 350,000.00         9             3,095,853.26             4.48
350,000.01 - 400,000.00        31            11,566,886.26            16.72
400,000.01 - 450,000.00        17             7,171,384.27            10.37
450,000.01 - 500,000.00        24            11,438,555.11            16.54
500,000.01 - 550,000.00        15             7,876,256.31            11.39
550,000.01 - 600,000.00        10             5,775,741.92             8.35
600,000.01 - 650,000.00        11             6,939,183.42            10.03
650,000.01 - 700,000.00         6             4,079,244.24             5.90
700,000.01 - 750,000.00        10             7,328,994.23            10.60
800,000.01 - 850,000.00         1               843,750.00             1.22
900,000.01 - 950,000.00         3             2,784,528.00             4.03
--------------------------------------------------------------------------------
Total:                        138           $69,161,097.99           100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,167.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                             Number Of      Stated Principal       Cut-Off Date
Original Loan-To-Value        Mortgage        Balance as of       Pool Principal
     Ratios (%)                Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
15.01 - 20.00                     1            $434,267.19              0.63%
30.01 - 35.00                     4           2,122,794.89               3.07
35.01 - 40.00                     2             827,393.84               1.20
40.01 - 45.00                     6           3,528,362.02               5.10
45.01 - 50.00                     1             914,528.00               1.32
50.01 - 55.00                     6           2,880,108.60               4.16
55.01 - 60.00                     5           2,472,559.94               3.58
60.01 - 65.00                     9           4,823,061.32               6.97
65.01 - 70.00                    10           5,926,034.00               8.57
70.01 - 75.00                    13           6,989,345.36              10.11
75.01 - 80.00                    77          36,633,378.27              52.97
85.01 - 90.00                     4           1,609,264.56               2.33
--------------------------------------------------------------------------------
Total:                          138         $69,161,097.99            100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.86%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                               Aggregate               % of
                             Number Of      Stated Principal       Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
Mortgage Interest Rates (%)     Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
3.751 - 4.000                     6           $2,712,078.77              3.92%
4.001 - 4.250                    18            9,399,522.78              13.59
4.251 - 4.500                    36           16,818,514.19              24.32
4.501 - 4.750                    37           18,398,320.32              26.60
4.751 - 5.000                    33           17,760,924.89              25.68
5.001 - 5.250                     5            2,560,770.53               3.70
5.501 - 5.750                     2              771,720.97               1.12
5.751 - 6.000                     1              739,245.54               1.07
--------------------------------------------------------------------------------
Total:                          138          $69,161,097.99            100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.641% per annum.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                           Aggregate                  % of
                       Number Of        Stated Principal          Cut-Off Date
                        Mortgage         Balance as of           Pool Principal
Gross Margin (%)          Loans           Cut-Off Date               Balance
--------------------------------------------------------------------------------

2.250                      138           $69,161,097.99             100.00%
--------------------------------------------------------------------------------
Total:                     138           $69,161,097.99             100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                             Number Of       Stated Principal      Cut-Off Date
                              Mortgage         Balance as of      Pool Principal
      Rate Ceilings (%)         Loans          Cut-Off Date          Balance
--------------------------------------------------------------------------------

9.001 - 10.000                    6            $2,712,078.77            3.92%
10.001 - 11.000                 124            62,377,282.18            90.19
11.001 - 12.000                   8             4,071,737.04             5.89
--------------------------------------------------------------------------------
Total:                          138           $69,161,097.99          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.641% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate               % of
                             Number Of      Stated Principal       Cut-Off Date
                              Mortgage       Balance as of        Pool Principal
First Rate Adjustment Date      Loans        Cut-Off Date            Balance
--------------------------------------------------------------------------------
November 1, 2005                  1             $415,425.65              0.60%
June 1, 2006                      1              535,077.60               0.77
November 1, 2006                  2              944,529.61               1.37
December 1, 2006                 90           44,740,470.61              64.69
January 1, 2007                  44           22,525,594.52              32.57
--------------------------------------------------------------------------------
Total:                          138          $69,161,097.99            100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate              % of
                             Number Of       Stated Principal      Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
Remaining Term (Months)         Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
161 - 180                         1             $495,000.00              0.72%
341 - 360                       137           68,666,097.99              99.28
--------------------------------------------------------------------------------
Total:                          138          $69,161,097.99            100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                               Aggregate               % of
                             Number Of       Stated Principal      Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
       Credit Scores            Loans         Cut-Off Date            Balance
--------------------------------------------------------------------------------

801 - 850                         1            $500,000.00             0.72%
751 - 800                        45          23,051,645.58             33.33
701 - 750                        57          28,720,358.52             41.53
651 - 700                        22          10,926,949.19             15.80
601 - 650                        13           5,962,144.70              8.62
--------------------------------------------------------------------------------
Total:                          138         $69,161,097.99           100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 55.63% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.88% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                Collateral Summary      Range (if applicable)
                                                ------------------      ---------------------
Total Outstanding Loan Balance                        $581,882,889
Total Number of Loans                                        1,050
Average Loan Principal Balance                            $554,174     $322,701 to $1,250,000
WA Gross Coupon                                             4.724%           3.375% to 6.250%
WA FICO                                                        738                 620 to 832
WA Original Term (mos.)                                        359                 120 to 360
WA Remaining Term (mos.)                                       358                 119 to 360
WA OLTV                                                     68.34%            8.32% to 95.00%
WA Months to First Rate Adjustment Date                  59 months            53 to 60 months
Gross Margin                                                2.250%
WA Rate Ceiling                                             9.724%          8.375% to 11.250%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

Geographic Concentration of Mortgaged                 CA        70.71%
Properties (Top 5 States) based on the Aggregate      FL         4.42%
Stated Principal  Balance                             IL         4.35%
                                                      VA         2.49%
                                                      TX         2.31%

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

---------------------------------------------------------------------------------------
                                                    Aggregate               % of
                              Number Of         Stated Principal         Cut-Off Date
                              Mortgage            Balance as of         Pool Principal
        Occupancy               Loans             Cut-Off Date             Balance
---------------------------------------------------------------------------------------
Primary Residence                   984            $546,420,157.86              93.91%
Second Home                          56              31,730,186.68                5.45
Investor Property                    10               3,732,544.35                0.64
---------------------------------------------------------------------------------------
Total:                            1,050            $581,882,888.89             100.00%
=======================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

---------------------------------------------------------------------------------------
                                                    Aggregate               % of
                              Number Of         Stated Principal         Cut-Off Date
                              Mortgage            Balance as of         Pool Principal
        Occupancy               Loans             Cut-Off Date             Balance
---------------------------------------------------------------------------------------
Single Family Residence             677            $382,292,889.10              65.70%
PUD-Detached                        245             135,052,429.72               23.21
Condominium                         100              49,626,636.60                8.53
PUD-Attached                         18               8,698,520.29                1.49
2-Family                              5               3,845,449.14                0.66
Townhouse                             4               2,023,367.91                0.35
4-Family                              1                 343,596.13                0.06
---------------------------------------------------------------------------------------
Total:                            1,050            $581,882,888.89             100.00%
=======================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

---------------------------------------------------------------------------------------
                                                    Aggregate               % of
                              Number Of         Stated Principal         Cut-Off Date
                              Mortgage            Balance as of         Pool Principal
        Occupancy               Loans             Cut-Off Date             Balance
---------------------------------------------------------------------------------------
Purchase                            540           $292,930,532.56               50.34%
Refinance-Rate/Term                 394            232,019,904.21                39.87
Refinance-Cashout                   116             56,932,452.12                 9.78
---------------------------------------------------------------------------------------
Total:                            1,050           $581,882,888.89              100.00%
=======================================================================================

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                  Loans /(1)/

---------------------------------------------------------------------------------------
                                                    Aggregate               % of
                              Number Of         Stated Principal         Cut-Off Date
                              Mortgage            Balance as of         Pool Principal
        Occupancy               Loans             Cut-Off Date             Balance
---------------------------------------------------------------------------------------
California                          739           $411,437,982.13               70.71%
Florida                              49             25,743,377.37                 4.42
Illinois                             45             25,339,339.93                 4.35
Virginia                             27             14,468,007.39                 2.49
Texas                                25             13,437,546.69                 2.31
District of Columbia                 16             11,037,985.29                 1.90
Washington                           18              9,553,967.22                 1.64
Maryland                             16              8,356,156.84                 1.44
South Carolina                       15              8,114,238.88                 1.39
Colorado                             13              7,623,463.34                 1.31
Georgia                              15              6,621,164.33                 1.14
Nevada                               13              6,462,900.84                 1.11
Arizona                              10              4,585,437.11                 0.79
Massachusetts                         6              4,051,035.08                 0.70
North Carolina                        8              3,901,595.92                 0.67
New York                              5              3,009,000.00                 0.52
Oregon                                4              2,059,172.77                 0.35
Missouri                              2              1,841,236.96                 0.32
Connecticut                           4              1,780,563.66                 0.31
Indiana                               3              1,750,000.00                 0.30
Kansas                                2              1,680,500.00                 0.29
New Jersey                            3              1,523,320.97                 0.26
New Mexico                            2              1,424,417.19                 0.24
Utah                                  2              1,375,000.00                 0.24
Tennessee                             2              1,242,153.56                 0.21
Minnesota                             2              1,218,596.10                 0.21
Oklahoma                              1                685,479.32                 0.12
Delaware                              1                656,250.00                 0.11
Maine                                 1                495,000.00                 0.09
Pennsylvania                          1                408,000.00                 0.07
---------------------------------------------------------------------------------------
Total:                            1,050           $581,882,888.89              100.00%
=======================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.26% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A   $672,456,000 (approximate)

                 California State Distribution of the Mortgaged
                    Properties of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                    % of
                                                          Aggregate             Cut-Off Date
                                    Number Of         Stated Principal          Pool Principal
                                     Mortgage           Balance as of           Balance of the
California State Distribution          Loans            Cut-Off Date       California Mortgage Loans
----------------------------------------------------------------------------------------------------
Southern California                     372            $210,636,989.65               51.20%
Northern California                     367             200,800,992.48               48.80
----------------------------------------------------------------------------------------------------
Total:                                  739            $411,437,982.13              100.00%
====================================================================================================

                         Current Mortgage Loan Principal
                   Balances of the Group 2 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                                Aggregate                % of
                                     Number Of              Stated Principal          Cut-Off Date
Current Mortgage Loan                Mortgage                 Balance as of          Pool Principal
Principal Balances ($)                 Loans                   Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                   85                $ 28,475,176.79               4.89%
350,000.01 - 400,000.00                  173                  65,270,231.02              11.22
400,000.01 - 450,000.00                  136                  58,223,958.26              10.01
450,000.01 - 500,000.00                  156                  74,958,792.07              12.88
500,000.01 - 550,000.00                   94                  49,406,314.57               8.49
550,000.01 - 600,000.00                   81                  46,904,302.05               8.06
600,000.01 - 650,000.00                   75                  47,355,436.21               8.14
650,000.01 - 700,000.00                   52                  35,271,817.21               6.06
700,000.01 - 750,000.00                   52                  38,077,482.14               6.54
750,000.01 - 800,000.00                   23                  17,901,209.04               3.08
800,000.01 - 850,000.00                   14                  11,523,004.21               1.98
850,000.01 - 900,000.00                   19                  16,719,451.64               2.87
900,000.01 - 950,000.00                   10                   9,289,839.09               1.60
950,000.01 - 1,000,000.00                 59                  58,403,512.01              10.04
1,000,000.01 - 1,500,000.00               21                  24,102,362.58               4.14
----------------------------------------------------------------------------------------------------
Total:                                 1,050                $581,882,888.89             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $554,174.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A   $672,456,000 (approximate)

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                                Aggregate                 % of
                                     Number Of              Stated Principal          Cut-Off Date
Original Loan-To-Value                Mortgage                Balance as of          Pool Principal
Ratios (%)                             Loans                  Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
 5.01 - 10.00                              1                $    915,000.00                0.16%
15.01 - 20.00                              5                   2,569,788.45                0.44
20.01 - 25.00                              4                   2,149,485.11                0.37
25.01 - 30.00                              3                   1,942,310.00                0.33
30.01 - 35.00                             15                   9,031,858.06                1.55
35.01 - 40.00                             24                  14,872,335.77                2.56
40.01 - 45.00                             28                  18,227,345.76                3.13
45.01 - 50.00                             43                  28,948,991.83                4.98
50.01 - 55.00                             54                  30,880,798.66                5.31
55.01 - 60.00                             56                  30,980,127.76                5.32
60.01 - 65.00                             88                  52,431,066.75                9.01
65.01 - 70.00                             95                  56,955,375.12                9.79
70.01 - 75.00                            130                  74,594,862.50               12.82
75.01 - 80.00                            483                 248,824,228.98               42.76
80.01 - 85.00                              1                     322,701.00                0.06
85.01 - 90.00                             14                   6,004,881.78                1.03
90.01 - 95.00                              6                   2,231,731.36                0.38
----------------------------------------------------------------------------------------------------
Total:                                 1,050                $581,882,888.89              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 68.34%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A   $672,456,000 (approximate)

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                                Aggregate                 % of
                                     Number Of              Stated Principal          Cut-Off Date
                                     Mortgage                 Balance as of          Pool Principal
Mortgage Interest Rates (%)            Loans                  Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
3.251 - 3.500                              7                $  3,701,091.80                0.64%
3.501 - 3.750                              9                   5,618,122.66                0.97
3.751 - 4.000                             32                  17,430,158.67                3.00
4.001 - 4.250                             82                  51,613,811.11                8.87
4.251 - 4.500                            199                 112,564,378.01               19.34
4.501 - 4.750                            266                 153,734,323.14               26.42
4.751 - 5.000                            274                 143,552,869.40               24.67
5.001 - 5.250                             93                  48,816,988.14                8.39
5.251 - 5.500                             65                  33,662,808.25                5.79
5.501 - 5.750                             15                   7,576,385.85                1.30
5.751 - 6.000                              6                   2,903,951.86                0.50
6.001 - 6.250                              2                     708,000.00                0.12
----------------------------------------------------------------------------------------------------
Total:                                 1,050                $581,882,888.89              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.724% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                 % of
                                     Number Of              Stated Principal          Cut-Off Date
                                     Mortgage                 Balance as of          Pool Principal
Gross Margin (%)                       Loans                  Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
2.250                                  1,050                 $581,882,888.89             100.00%
----------------------------------------------------------------------------------------------------
Total:                                 1,050                 $581,882,888.89             100.00%
====================================================================================================

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate               % of
                            Number Of       Stated Principal       Cut-Off Date
                             Mortgage         Balance as of       Pool Principal
Rate Ceilings (%)             Loans           Cut-Off Date             Balance
--------------------------------------------------------------------------------
8.001 - 9.000                     48         $ 26,749,373.13              4.60%
9.001 - 10.000                   821          461,465,381.66             79.31
10.001 - 11.000                  179           92,960,134.10             15.98
11.001 - 12.000                    2              708,000.00              0.12
--------------------------------------------------------------------------------
Total:                         1,050         $581,882,888.89            100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.724% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------
                                                       Aggregate               % of
                                  Number of      Statistical Principal     Cut-Off Date
                                   Mortgage          Balance as of        Pool Principal
First Rate Adjustment Date         Loans             Cut-Off Date            Balance
----------------------------------------------------------------------------------------
June 1, 2008                             1          $    720,929.16             0.12%
October 1, 2008                          2             1,158,721.78             0.20
November 1, 2008                        34            19,701,649.51             3.39
December 1, 2008                       556           301,680,568.42            51.85
January 1, 2009                        457           258,621,020.02            44.45
-------------------------------------------------------------------------------------
Total:                               1,050          $581,882,888.89           100.00%
=====================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                Remaining Terms of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of       Stated Principal      Cut-Off Date
                             Mortgage          Balance as of      Pool Principal
Remaining Term (Months)        Loans           Cut-Off Date          Balance
--------------------------------------------------------------------------------
101 - 120                          2          $    809,188.13          0.14%
161 - 180                          4             2,055,051.90          0.35
221 - 240                          3             1,783,272.25          0.31
281 - 300                          2             1,382,548.06          0.24
341 - 360                      1,039           575,852,828.55         98.96
--------------------------------------------------------------------------------
Total:                         1,050          $581,882,888.89        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of       Stated Principal      Cut-Off Date
                             Mortgage          Balance as of      Pool Principal
Credit Scores                  Loans           Cut-Off Date          Balance
--------------------------------------------------------------------------------
801 - 850                         15          $  8,320,402.36          1.43%
751 - 800                        460           254,332,876.33         43.71
701 - 750                        373           212,297,936.10         36.48
651 - 700                        164            86,880,980.98         14.93
601 - 650                         36            19,203,282.18          3.30
Not Scored                         2               847,410.94          0.15
--------------------------------------------------------------------------------
Total:                         1,050          $581,882,888.89        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                               Collateral Summary         Range (if applicable)
                                                               ------------------         ---------------------
Total Outstanding Loan Balance                                        $41,496,792

Total Number of Loans                                                          82

Average Loan Principal Balance                                           $506,058        $329,639 to $1,031,250

WA Gross Coupon                                                            5.258%              4.125% to 6.250%

WA FICO                                                                       728                    622 to 805

WA Original Term (mos.)                                                       357             180 to 360 months

WA Remaining Term (mos.)                                                      356             179 to 360 months

WA OLTV                                                                    68.87%              18.23% to 90.00%

WA Months to First Adjustment Date                                             83               81 to 84 months

Gross Margin                                                               2.250%

WA Rate Ceiling                                                           10.258%             9.125% to 11.250%

Geographic Concentration of  Mortgaged Properties (Top            CA          47.44%
5 States) based on the Aggregate Stated Principal                 FL          9.45%
Balance                                                           MD          7.32%
                                                                  VA          6.10%
                                                                  NC          4.32%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,00(approximate)

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

================================================================================
                                             Aggregate              % of
                         Number Of        Stated Principal       Cut-Off Date
                          Mortgage          Balance as of       Pool Principal
  Occupancy                Loans             Cut-Off Date           Balance
================================================================================
Primary Residence            78           $39,490,290.29            95.16%
Second Home                   4             2,006,501.80             4.84
--------------------------------------------------------------------------------
Total:                       82           $41,496,792.09           100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

================================================================================
                                              Aggregate               % of
                           Number Of       Stated Principal        Cut-Off Date
                            Mortgage         Balance as of        Pool Principal
  Property Type              Loans            Cut-Off Date           Balance
================================================================================
Single Family Residence        58           $29,391,111.76            70.83%
PUD-Detached                   17             8,882,174.62            21.40
Condominium                     3             1,344,808.60             3.24
PUD-Attached                    2             1,014,304.94             2.44
2-Family                        1               464,800.00             1.12
Cooperative                     1               399,592.17             0.96
--------------------------------------------------------------------------------
Total:                         82           $41,496,792.09           100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

================================================================================
                                            Aggregate             % of
                           Number Of     Stated Principal      Cut-Off Date
                            Mortgage      Balance as of       Pool Principal
  Purpose                    Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
Purchase                       42        $21,138,350.85            50.94%
Refinance-Rate/Term            30         15,209,596.48            36.65
Refinance-Cashout              10          5,148,844.76            12.41
--------------------------------------------------------------------------------
Total:                         82        $41,496,792.09           100.00%
================================================================================

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000(approximate)

          Geographical Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans/(1)/

================================================================================
                                                 Aggregate           % of
                               Number Of      Stated Principal    Cut-Off Date
                                Mortgage        Balance as of    Pool Principal
  Geographic Area                Loans           Cut-Off Date       Balance
================================================================================
California                         39           $19,685,590.88        47.44%
Florida                             8             3,920,907.43         9.45
Maryland                            7             3,037,745.61         7.32
Virginia                            5             2,529,593.44         6.10
North Carolina                      4             1,793,903.39         4.32
Nevada                              3             1,772,590.67         4.27
Georgia                             3             1,454,677.90         3.51
Pennsylvania                        2             1,393,060.22         3.36
New Jersey                          2             1,369,433.36         3.30
South Carolina                      2             1,256,579.06         3.03
Illinois                            2               968,782.08         2.33
New York                            1               507,456.91         1.22
Oregon                              1               499,399.22         1.20
District of Columbia                1               489,413.50         1.18
Michigan                            1               413,145.05         1.00
Washington                          1               404,513.37         0.97
--------------------------------------------------------------------------------
Total:                             82           $41,496,792.09       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.42% of the Group 3
      Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000(approximate)

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

========================================================================================
                                                                       % of
                                                 Aggregate           Cut-Off Date
                                 Number Of    Stated Principal      Pool Principal
                                  Mortgage      Balance as of    Balance of the California
  California State Distribution    Loans         Cut-Off Date         Mortgage Loans
========================================================================================
Northern California                 20         $10,521,193.82            53.45%
Southern California                 19           9,164,397.06            46.55
----------------------------------------------------------------------------------------
Total:                              39         $19,685,590.88           100.00%
========================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

================================================================================
                                                 Aggregate          % of
                                 Number Of    Stated Principal    Cut-Off Date
  Current Mortgage Loan           Mortgage      Balance as of    Pool Principal
  Principal Balances ($)           Loans         Cut-Off Date      Balance
================================================================================
300,000.01   -   350,000.00         10        $ 3,424,923.14        8.25%
350,000.01   -   400,000.00         12          4,498,571.48       10.84
400,000.01   -   450,000.00         20          8,485,168.79       20.45
450,000.01   -   500,000.00         10          4,826,161.33       11.63
500,000.01   -   550,000.00          8          4,221,630.67       10.17
550,000.01   -   600,000.00          6          3,474,320.45        8.37
600,000.01   -   650,000.00          4          2,457,459.10        5.92
650,000.01   -   700,000.00          1            675,205.00        1.63
700,000.01   -   750,000.00          3          2,197,098.83        5.29
800,000.01   -   850,000.00          3          2,486,438.78        5.99
850,000.01   -   900,000.00          2          1,747,569.00        4.21
950,000.01   - 1,000,000.00          2          1,970,995.52        4.75
1,000,000.01 - 1,500,000.00          1          1,031,250.00        2.49
--------------------------------------------------------------------------------
Total:                              82        $41,496,792.09       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $506,058.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                    Number Of   Stated Principal   Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
Original Loan-To-Value Ratios (%)     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                           1       $   564,321.12            1.36%
20.01 - 25.00                           1           329,638.55            0.79
25.01 - 30.00                           1           354,470.64            0.85
35.01 - 40.00                           3         1,965,022.32            4.74
40.01 - 45.00                           2           946,131.03            2.28
45.01 - 50.00                           2           798,495.80            1.92
50.01 - 55.00                           5         2,295,826.85            5.53
55.01 - 60.00                           5         2,031,378.76            4.90
60.01 - 65.00                           7         3,519,874.72            8.48
65.01 - 70.00                           6         3,121,756.11            7.52
70.01 - 75.00                          11         6,385,233.10           15.39
75.01 - 80.00                          35        18,020,052.34           43.43
85.01 - 90.00                           3         1,164,590.75            2.81
--------------------------------------------------------------------------------
Total:                                 82       $41,496,792.09          100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 68.87%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate           % of
                               Number Of    Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Mortgage Interest Rates (%)      Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
4.001 - 4.250                       3        $ 1,637,693.30            3.95%
4.251 - 4.500                       6          3,270,955.91            7.88
4.501 - 4.750                       5          2,520,386.17            6.07
4.751 - 5.000                      14          6,695,421.19           16.13
5.001 - 5.250                      15          7,483,602.13           18.03
5.251 - 5.500                      14          6,928,988.51           16.70
5.501 - 5.750                      18          9,922,930.86           23.91
5.751 - 6.000                       5          2,238,789.02            5.40
6.001 - 6.250                       2            798,025.00            1.92
--------------------------------------------------------------------------------
Total:                             82        $41,496,792.09          100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.258%.

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate           % of
                               Number Of    Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Gross Margins (%)                Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
2.250                              82        $41,496,792.09            100.00%
--------------------------------------------------------------------------------
Total:                             82        $41,496,792.09            100.00%
================================================================================

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate           % of
                               Number Of    Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
 Rate Ceilings (%)               Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
9.001 - 10.000                     28        $14,124,456.57              34.04%
10.001 - 11.000                    52         26,574,310.52              64.04
11.001 - 12.000                     2            798,025.00               1.92
--------------------------------------------------------------------------------
Total:                             82        $41,496,792.09             100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.258% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate           % of
                               Number Of   Stated Principal      Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
   First Adjustment Date         Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
October 1, 2010                     2        $   678,186.80              1.63%
November 1, 2010                    7          3,435,642.36              8.28
December 1, 2010                   55         25,965,311.93             62.57
January 1, 2011                    18         11,417,651.00             27.51
--------------------------------------------------------------------------------
Total:                             82        $41,496,792.09            100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-A $672,456,000 (approximate)

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate           % of
                               Number Of   Stated Principal      Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Remaining Term (Months)          Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
161 - 180                           1        $   548,047.60              1.32%
281 - 300                           1            499,191.26              1.20
341 - 360                          80         40,449,553.23             97.48
--------------------------------------------------------------------------------
Total:                             82        $41,496,792.09            100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate           % of
                               Number Of   Stated Principal      Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
    Credit Scores                Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
801 - 850                           2       $   726,053.79               1.75%
751 - 800                          29        15,472,176.94              37.29
701 - 750                          31        15,644,610.14              37.70
651 - 700                          12         6,367,310.61              15.34
601 - 650                           8         3,286,640.61               7.92
--------------------------------------------------------------------------------
Total:                             82       $41,496,792.09              100.00%
================================================================================

The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

  Lehman Brothers                                   Mortgage Backed Securities



MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-A $672,456,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2 and 3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO OF BANK OF AMERICA]



January 13, 2004


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                               Mortgage Backed Securities

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                               Mortgage Backed Securities

-----------------------------------------------------------------------------------------------------------------
                                                   To Roll/(1)/
-----------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                                            Est.   Est. Prin    Maturity to             Expected
                 Approx.                                    WAL     Window       Roll @ 25    Delay     Ratings
   Class        Size/(2)/    Interest - Principal Type     (yrs)     (mos)          CPR       Days    (Fitch/S&P)
Offered Certificates
--------------------
   1-A-1     $ 67,155,000     Variable - Pass-thru/(3)/     1.92     1 - 35       12/25/06     24      AAA / AAA
   2-A-1      265,008,000     Variable - Pass-thru/(4)/     2.57     1 - 59       12/25/08     24      AAA / AAA
   2-A-2      300,000,000     Variable - Pass-thru/(4)/     2.57     1 - 59       12/25/08     24      AAA / AAA
   3-A-1       40,293,000     Variable - Pass-thru/(4)/     2.86     1 - 83       12/25/10     24      AAA / AAA

Not Offered Hereunder
---------------------
     B-1     $  9,696,000                                                                                 N.A.
     B-2        4,155,000                                                                                 N.A.
     B-3        2,423,000                                                                                 N.A.
     B-4        1,385,000                                                                                 N.A.
     B-5        1,038,000                                                                                 N.A.
     B-6        1,387,678                                                                                 N.A.
   1-A-R              100                                                                                 N.A.
     SES         TBD          Interest Only/(6)/                                                          N.A.
    1-IO         TBD          Fixed -Interest Only                                                        N.A.
    2-IO         TBD          Fixed -Interest Only                                                        N.A.
    3-IO         TBD          Fixed -Interest Only                                                        N.A.
-----------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2006, December 2008 and December 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to January 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2007, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to January 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after January 2009, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to January 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2011, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(6) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

   Lehman Brothers                              Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                                  To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                            Est.   Est. Prin.     Expected                Expected
                 Approx.                                    WAL     Window         Final        Delay     Ratings
   Class        Size/(1)/    Interest - Principal Type     (yrs)   (mos)/(2)/   Maturity/(2)/   Days    (Fitch/S&P)

Offered Certificates
--------------------
   1-A-1     $ 67,155,000   Variable - Pass-thru/(3)/      3.20      1 - 360       1/25/34       24      AAA / AAA
   2-A-1      265,008,000   Variable - Pass-thru/(4)/      3.28      1 - 360       1/25/34       24      AAA / AAA
   2-A-2      300,000,000   Variable - Pass-thru/(4)/      3.28      1 - 360       1/25/34       24      AAA / AAA
   3-A-1       40,293,000   Variable - Pass-thru/(5)/      3.22      1 - 360       1/25/34       24      AAA / AAA
-------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to January 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2007, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to January 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after January 2009, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to January 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2011, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

     Lehman Brothers                           Mortgage Backed Securities

                              Preliminary Summary of Terms

Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2004-A

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank Minnesota, N.A.

Transaction Size:             $692,540,779

Securities Offered:           $67,155,000 Class 1-A-1 Certificates

                              $265,008,000 Class 2-A-1 Certificates

                              $300,000,000 Class 2-A-2 Certificates

                              $40,293,000 Class 3-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 55.63% of the Group 2
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.88% of the Group
                              2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:              Standard & Poor's and Fitch Ratings (Class A
                              Certificates) and Fitch Ratings (Subordinate
                              Certificates except for the Class B-6
                              Certificates).

Expected Pricing Date:        Week of January 12, 2004

Expected Closing Date:        January 29, 2004

Collection Period:            The calendar month preceding the current
                              Distribution Date

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                            Mortgage Backed Securities

                          Preliminary Summary of Terms

Distribution Date:                    25/th/ of each month, or the next
                                      succeeding business day (First Payment
                                      Date: February 25, 2004)

Cut-Off Date:                         January 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-R, 2-A-1, 2-A-2 and 3-A-1
                                      Certificates  (the "Class A Certificates")


Subordinate Certificates:             Class B-1, B-2, B-3, B-4, B-5, and B-6
                                      Certificates (the "Class B Certificates").
                                      The Subordinate Certificates are not
                                      offered hereunder.

Group 1-A Certificates:               Class 1-A-1 and 1-A-R

Group 2-A Certificates:               Class 2-A-1 and 2-A-2

Group 3-A Certificates:               Class 3-A-1

Day Count:                            30/360

Group 1, Group 2 and Group 3          25% CPR
Prepayment Speed:

Clearing:                             DTC, Clearstream and Euroclear

                                       Original Certificate     Minimum       Incremental
Denominations:                                 Form          Denominations   Denominations
                                               ----          -------------   -------------
    Class 1-A-1, 2-A-1, 2-A-2 and           Book Entry           $1,000           $1
          3-A-1 Offered
          Certificates

SMMEA Eligibility: The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Offered Certificates are
                                      expected to be ERISA eligible.

Tax Structure:                        REMIC

Optional Clean-up Call: Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                           Mortgage Backed Securities

                          Preliminary Summary of Terms

Principal Distribution:               Principal will be allocated to the
                                      certificates according to the Priority of
                                      Distributions: The Group 1 Senior
                                      Principal Distribution Amount will
                                      generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2
                                      Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                                      Certificates pro-rata until their class
                                      balances have been reduced to zero. The
                                      Group 3 Senior Principal Distribution
                                      Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal
                                      Distribution Amount will generally be
                                      allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.
                                      After the class balance of the Class A
                                      Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                     Interest will accrue on each class of
                                      Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a
                                      "Interest Accrual Period"). The initial
                                      Interest Accrual Period will be deemed to have commenced on January 1, 2004.
                                      Interest which accrues on such class of
                                      Certificates during an Interest Accrual
                                      Period will be calculated on the
                                      assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual
                                      Period are made on the first day of the
                                      Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                             Mortgage Backed Securities

                          Preliminary Summary of Terms

Administrative Fee:                   The Administrative Fees with respect to
                                      the Trust are payable out of the interest payments received on each Mortgage Loan.
                                      The "Administrative Fees" consist of (a) servicing compensation payable to the
                                      Servicer in respect of its servicing
                                      activities and (b) fees paid to the
                                      Trustee. The Administrative Fees will
                                      accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the
                                      "Administrative Fee Rate") equal to the
                                      sum of the Servicing Fee Rate for such
                                      Mortgage Loan and the Trustee Fee Rate.
                                      The Trustee Fee Rate will be [0.0035%] per annum. The Servicing Fee Rate for all Loan
                                      Groups will be the equal to 0.050% per
                                      annum with respect to any Mortgage Loan.

Compensating Interest:                The aggregate servicing fee payable to the
                                      Servicer for any month and the interest
                                      payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such
                                      Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage
                                      Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution
                                      Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES
                                      Component in the related Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                           Mortgage Backed Securities

                          Preliminary Summary of Terms

Pool Distribution                     The Pool Distribution Amount for each Loan
Amount:                               Group with respect to any Distribution
                                      Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                      Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the
                                      Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                                      Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection
                                      Period; and (iv) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date or amounts received in connection
                                      with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                                      Agreement. The Pool Distribution Amount
                                      will not include any profit received by
                                      the Servicer on the foreclosure of a
                                      Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                    The Senior Percentage for a Loan Group on
                                      any Distribution Date will equal (i) the aggregate principal balance of the Class A
                                      Certificates of such Group immediately
                                      prior to such date, divided by (ii) the
                                      aggregate principal balance of the related
                                      Loan Group for such date.

Subordinate                           The Subordinate Percentage for a Loan
Percentage:                           Group for any Distribution Date will equal
                                      100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                           The Subordinate Prepayment Percentage for
Prepayment                            a Loan Group for any Distribution Date
Percentage:                           will equal 100% minus the Senior
                                      Prepayment Percentage for such Loan Group for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                           Mortgage Backed Securities

                          Preliminary Summary of Terms

Loan Group 1, Loan      For the following Distribution Dates, will be as follows:
Group 2and Loan
Group 3 Senior          Distribution Date                    Senior Prepayment Percentage
                        -----------------                    ----------------------------
Prepayment Percentage: February 2004 through January 2011    100%;
                       February 2011 through January 2012    the applicable  Senior Percentage plus,
                                                             70% of the applicable Subordinate
                                                             Percentage;
                       February 2012 through January 2013    the applicable  Senior Percentage plus,
                                                             60% of the applicable Subordinate
                                                             Percentage;
                       February 2013 through January 2014    the applicable  Senior Percentage plus,
                                                             40% of the applicable Subordinate
                                                             Percentage;
                       February 2014 through January 2015    the applicable  Senior Percentage plus,
                                                             20% of the applicable Subordinate
                                                             Percentage;
                       February 2015 and thereafter          the applicable Senior Percentage;

                         provided, however,

                       (i)   if on any Distribution Date the percentage equal to
                             (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                       (ii) if for each Group of Certificates on any Distribution Date prior to the February 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                       (iii) if for each Group of Certificates on or after the
                             February 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                                                               9

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Principal Amount:                      The Principal  Amount for any
                                       Distribution Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                                       Loan in such Loan Group on the related
                                       Due Date), (b) the Stated Principal
                                       Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing
                                       Agreement as of such Distribution Date,
                                       (c) any substitution adjustment payments in connection with any defective Mortgage
                                       Loan in such Loan Group received with
                                       respect to such Distribution Date, (d)
                                       any liquidation proceeds allocable to
                                       recoveries of principal of any Mortgage
                                       Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                       Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution          The Senior Principal Distribution Amount
Amount:                                for a Loan Group for any Distribution
                                       Date will equal the sum of (i) the Senior
                                       Percentage for such Loan Group of all
                                       amounts described in clauses (a) through
                                       (d) of the definition of "Principal
                                       Amount" for such Loan Group and such
                                       Distribution Date and (ii) the Senior
                                       Prepayment Percentage of the amounts
                                       described in clauses (e) and (f) of the
                                       definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution     The Subordinate  Principal  Distribution
Amount:                                Amount for a Loan Group for any
                                       Distribution Date will equal the sum of
                                       (i) the Subordinate Percentage for such
                                       Loan Group of the amounts described in
                                       clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.90%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.50%)
                      -------------------------------------
                                    Class B-2
   Priority of               Credit Support (0.90%)              Order of
     Payment          -------------------------------------        Loss
                                    Class B-3                   Allocation
                             Credit Support (0.55%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions

         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
                      Second, to the Class SES, 1-IO, 2-IO,
                     and 3-IO Certificates to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
                       Third, to the Class A Certificates
                         of each Group to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
                       Fourth, to the Class A Certificates
                        of each Group to pay Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.186       3.106      3.059       3.006      2.948       2.809      2.631
  Average Life (Years)                     2.637       2.261      2.087       1.921      1.765       1.478      1.223
  Modified Duration                        2.473       2.130      1.971       1.819      1.676       1.412      1.175
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/06   12/25/06    12/25/06   12/25/06    12/25/06   12/25/06    12/25/06
  Principal Payment Window (Months)           35          35         35          35         35          35         35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.663       3.646      3.636       3.624      3.610       3.578      3.537
  Average Life (Years)                     4.254       3.302      2.912       2.566      2.261       1.756      1.364
  Modified Duration                        3.844       3.011      2.667       2.362      2.090       1.639      1.285
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/08   12/25/08    12/25/08   12/25/08    12/25/08   12/25/08    12/25/08
  Principal Payment Window (Months)           59          59         59          59         59          59         59

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.951       3.859      3.804       3.742      3.673       3.505      3.292
  Average Life (Years)                     4.254       3.302      2.912       2.566      2.261       1.756      1.364
  Modified Duration                        3.798       2.985      2.648       2.350      2.084       1.639      1.290
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/08   12/25/08    12/25/08   12/25/08    12/25/08   12/25/08    12/25/08
  Principal Payment Window (Months)           59          59         59          59         59          59         59

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.912       3.891      3.879       3.865      3.849       3.812      3.764
  Average Life (Years)                     5.498       3.925      3.342       2.855      2.448       1.824      1.381
  Modified Duration                        4.783       3.476      2.986       2.573      2.225       1.684      1.293
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/10   12/25/10    12/25/10   12/25/10    12/25/10   12/25/10    12/25/10
  Principal Payment Window (Months)           83          83         83          83         83          83         83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2006, December 2008 and December 2010, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                           3.313      3.243      3.195       3.139      3.074       2.916      2.712
  Average Life (Years)                     10.798      5.235      4.014       3.198      2.619       1.862      1.387
  Modified Duration                         8.202      4.424      3.505       2.860      2.387       1.741      1.320
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             12/25/33   12/25/33    12/25/33   12/25/33    12/25/33   12/25/33    12/25/33
  Principal Payment Window (Months)           359        359        359         359        359         359        359

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.573      3.598      3.602       3.602      3.597       3.574      3.536
  Average Life (Years)                     11.294      5.423      4.140       3.285      2.681       1.895      1.405
  Modified Duration                         8.405      4.502      3.555       2.893      2.406       1.747      1.318
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             01/25/34   01/25/34    01/25/34   01/25/34    01/25/34   01/25/34    01/25/34
  Principal Payment Window (Months)           360        360        360         360        360         360        360

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                           3.706      3.741      3.729       3.699      3.651       3.506      3.298
  Average Life (Years)                     11.294      5.423      4.140       3.285      2.681       1.895      1.405
  Modified Duration                         8.209      4.432      3.514       2.869      2.394       1.746      1.323
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             01/25/34   01/25/34    01/25/34   01/25/34    01/25/34   01/25/34    01/25/34
  Principal Payment Window (Months)           360        360        360         360        360         360        360

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           3.744      3.813      3.828       3.834      3.831       3.806      3.763
  Average Life (Years)                     10.938      5.288      4.048       3.220      2.634       1.869      1.390
  Modified Duration                         8.013      4.342      3.446       2.816      2.351       1.716      1.300
  First Principal Payment Date            02/25/04   02/25/04    02/25/04   02/25/04    02/25/04   02/25/04    02/25/04
  Last Principal Payment Date             01/25/34   01/25/34    01/25/34   01/25/34    01/25/34   01/25/34    01/25/34
  Principal Payment Window (Months)           360        360        360         360        360         360        360

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage loan interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                       $69,161,098

Total Number of Loans                                                        138

Average Loan Principal Balance                                          $501,167           $260,721 to $950,000

WA Gross Coupon                                                            4.641%               3.875% to 5.875%

WA FICO                                                                      728                     621 to 804

WA Original Term (mos.)                                                      359                     180 to 360

WA Remaining Term (mos.)                                                     358                     180 to 360

WA OLTV                                                                    70.86%               16.11% to 90.00%

WA Months to First Rate Adjustment Date                                35 months                22 to 36 months

Gross Margin                                                               2.250%

WA Rate Ceiling                                                           10.641%              9.875% to 11.875%

Geographic Concentration of Mortgaged                                CA        67.32%
Properties (Top 5 States) based on the Aggregate                     IL         4.58%
Stated Principal Balance                                             FL         4.09%
                                                                     MD         2.94%
                                                                     TX         2.75%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

------------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
                                    Mortgage            Balance as of         Pool Principal
         Occupancy                    Loans             Cut-Off Date              Balance
------------------------------------------------------------------------------------------------
Primary Residence                      124             $63,236,836.07              91.43%
Second Home                             11               4,914,967.70               7.11
Investor Property                        3               1,009,294.22               1.46
------------------------------------------------------------------------------------------------
Total:                                 138             $69,161,097.99             100.00%
================================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
                                    Mortgage            Balance as of         Pool Principal
       Property Type                  Loans             Cut-Off Date              Balance
------------------------------------------------------------------------------------------------
Single Family Residence                 90             $45,802,106.96               66.23%
PUD-Detached                            34              17,441,977.75               25.22
Condominium                              6               2,584,827.20                3.74
PUD-Attached                             4               1,564,340.68                2.26
2-Family                                 2               1,027,124.43                1.49
Townhouse                                1                 480,000.00                0.69
3-Family                                 1                 260,720.97                0.38
------------------------------------------------------------------------------------------------
Total:                                 138             $69,161,097.99              100.00%
================================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
                                    Mortgage            Balance as of         Pool Principal
          Purpose                     Loans             Cut-Off Date              Balance
------------------------------------------------------------------------------------------------
Purchase                                68             $33,280,240.14               48.12%
Refinance-Rate/Term                     52              27,527,552.59               39.80
Refinance-Cashout                       18               8,353,305.26               12.08
------------------------------------------------------------------------------------------------
Total:                                 138             $69,161,097.99              100.00%
================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

------------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
                                     Mortgage           Balance as of         Pool Principal
       Geographic Area                 Loans            Cut-Off Date              Balance
------------------------------------------------------------------------------------------------
California                              91             $46,561,109.25               67.32%
Illinois                                 7               3,168,909.89                4.58
Florida                                  6               2,830,490.14                4.09
Maryland                                 4               2,036,029.00                2.94
Texas                                    4               1,900,692.03                2.75
Virginia                                 4               1,827,366.89                2.64
Missouri                                 3               1,755,473.30                2.54
Colorado                                 3               1,508,931.13                2.18
Massachusetts                            3               1,499,882.59                2.17
Georgia                                  3               1,398,662.62                2.02
Washington                               3               1,375,860.85                1.99
South Carolina                           2               1,186,301.16                1.72
Arizona                                  2                 819,510.48                1.18
Indiana                                  1                 590,329.03                0.85
Oregon                                   1                 360,000.00                0.52
Ohio                                     1                 341,549.63                0.49
------------------------------------------------------------------------------------------------
Total:                                 138             $69,161,097.99              100.00%
================================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.46% of the Group 1
      Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                    % of
                                                          Aggregate             Cut-Off Date
                                    Number Of         Stated Principal         Pool Principal
                                     Mortgage           Balance as of          Balance of the
California State Distribution         Loans             Cut-Off Date     California Mortgage Loans
----------------------------------------------------------------------------------------------------
Northern California                     52             $27,326,049.00               58.69%
Southern California                     39              19,235,060.25               41.31
----------------------------------------------------------------------------------------------------
Total:                                  91             $46,561,109.25              100.00%
====================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

------------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
    Current Mortgage Loan            Mortgage           Balance as of         Pool Principal
   Principal Balances ($)              Loans            Cut-Off Date              Balance
------------------------------------------------------------------------------------------------
250,000.01 - 300,000.00                  1             $   260,720.97                0.38%
300,000.01 - 350,000.00                  9               3,095,853.26                4.48
350,000.01 - 400,000.00                 31              11,566,886.26               16.72
400,000.01 - 450,000.00                 17               7,171,384.27               10.37
450,000.01 - 500,000.00                 24              11,438,555.11               16.54
500,000.01 - 550,000.00                 15               7,876,256.31               11.39
550,000.01 - 600,000.00                 10               5,775,741.92                8.35
600,000.01 - 650,000.00                 11               6,939,183.42               10.03
650,000.01 - 700,000.00                  6               4,079,244.24                5.90
700,000.01 - 750,000.00                 10               7,328,994.23               10.60
800,000.01 - 850,000.00                  1                 843,750.00                1.22
900,000.01 - 950,000.00                  3               2,784,528.00                4.03
------------------------------------------------------------------------------------------------
Total:                                 138             $69,161,097.99              100.00%
================================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,167.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of      Stated Principal     Cut-Off Date
   Original Loan-To-Value      Mortgage        Balance as of      Pool Principal
         Ratios (%)              Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
15.01 - 20.00                       1          $   434,267.19           0.63%
30.01 - 35.00                       4            2,122,794.89           3.07
35.01 - 40.00                       2              827,393.84           1.20
40.01 - 45.00                       6            3,528,362.02           5.10
45.01 - 50.00                       1              914,528.00           1.32
50.01 - 55.00                       6            2,880,108.60           4.16
55.01 - 60.00                       5            2,472,559.94           3.58
60.01 - 65.00                       9            4,823,061.32           6.97
65.01 - 70.00                      10            5,926,034.00           8.57
70.01 - 75.00                      13            6,989,345.36          10.11
75.01 - 80.00                      77           36,633,378.27          52.97
85.01 - 90.00                       4            1,609,264.56           2.33
--------------------------------------------------------------------------------
Total:                            138          $69,161,097.99         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.86%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of      Stated Principal     Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
Mortgage Interest Rates (%)     Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
3.751 - 4.000                       6          $ 2,712,078.77           3.92%
4.001 - 4.250                      18            9,399,522.78          13.59
4.251 - 4.500                      36           16,818,514.19          24.32
4.501 - 4.750                      37           18,398,320.32          26.60
4.751 - 5.000                      33           17,760,924.89          25.68
5.001 - 5.250                       5            2,560,770.53           3.70
5.501 - 5.750                       2              771,720.97           1.12
5.751 - 6.000                       1              739,245.54           1.07
--------------------------------------------------------------------------------
Total:                            138          $69,161,097.99         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.641% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of      Stated Principal     Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
Gross Margin (%)                 Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
2.250                             138          $69,161,097.99         100.00%
--------------------------------------------------------------------------------
Total:                            138          $69,161,097.99         100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of      Stated Principal     Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
   Rate Ceilings (%)             Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
9.001 - 10.000                      6          $ 2,712,078.77           3.92%
10.001 - 11.000                   124           62,377,282.18          90.19
11.001 - 12.000                     8            4,071,737.04           5.89
--------------------------------------------------------------------------------
Total:                            138          $69,161,097.99         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.641% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of      Stated Principal     Cut-Off Date
 First Rate Adjustment         Mortgage        Balance as of      Pool Principal
         Date                    Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
November 1, 2005                    1          $   415,425.65           0.60%
June 1, 2006                        1              535,077.60           0.77
November 1, 2006                    2              944,529.61           1.37
December 1, 2006                   90           44,740,470.61          64.69
January 1, 2007                    44           22,525,594.52          32.57
--------------------------------------------------------------------------------
Total:                            138          $69,161,097.99         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of      Stated Principal     Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
Remaining Term (Months)          Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
161 - 180                           1          $   495,000.00           0.72%
341 - 360                         137           68,666,097.99          99.28
--------------------------------------------------------------------------------
Total:                            138          $69,161,097.99         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of      Stated Principal     Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
       Credit Scores             Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
801 - 850                           1          $   500,000.00           0.72%
751 - 800                          45           23,051,645.58          33.33
701 - 750                          57           28,720,358.52          41.53
651 - 700                          22           10,926,949.19          15.80
601 - 650                          13            5,962,144.70           8.62
--------------------------------------------------------------------------------
Total:                            138          $69,161,097.99         100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 55.63% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage loan interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.88% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                             Collateral Summary     Range (if applicable)
                                             ------------------     ---------------------
Total Outstanding Loan Balance                     $581,882,889

Total Number of Loans                                     1,050

Average Loan Principal Balance                         $554,174     $322,701 to $1,250,000

WA Gross Coupon                                           4.724%           3.375% to 6.250%

WA FICO                                                     738                 620 to 832

WA Original Term (mos.)                                     359                 120 to 360

WA Remaining Term (mos.)                                    358                 119 to 360

WA OLTV                                                   68.34%            8.32% to 95.00%

WA Months to First Rate Adjustment Date               59 months            53 to 60 months

Gross Margin                                              2.250%

WA Rate Ceiling                                           9.724%          8.375% to 11.250%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties (Top            CA     70.71%
5 States) based on the Aggregate Stated Principal                FL      4.42%
Balance                                                          IL      4.35%
                                                                 VA      2.49%
                                                                 TX      2.31%
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate                % of
                             Number Of     Stated Principal        Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
     Occupancy                 Loans         Cut-Off Date            Balance
--------------------------------------------------------------------------------
Primary Residence               984         $546,420,157.86              93.91%
Second Home                      56           31,730,186.68               5.45
Investor Property                10            3,732,544.35               0.64
--------------------------------------------------------------------------------
Total:                        1,050         $581,882,888.89             100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate              % of
                              Number Of    Stated Principal        Cut-Off Date
                              Mortgage       Balance as of        Pool Principal
     Property Type             Loans         Cut-Off Date            Balance
--------------------------------------------------------------------------------
Single Family Residence         677         $382,292,889.10              65.70%
PUD-Detached                    245          135,052,429.72              23.21
Condominium                     100           49,626,636.60               8.53
PUD-Attached                     18            8,698,520.29               1.49
2-Family                          5            3,845,449.14               0.66
Townhouse                         4            2,023,367.91               0.35
4-Family                          1              343,596.13               0.06
--------------------------------------------------------------------------------
Total:                        1,050         $581,882,888.89             100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate                 % of
                             Number Of     Stated Principal        Cut-Off Date
                              Mortgage      Balance as of         Pool Principal
     Purpose                   Loans         Cut-Off Date            Balance
--------------------------------------------------------------------------------
Purchase                         540        $292,930,532.56              50.34%
Refinance-Rate/Term              394         232,019,904.21              39.87
Refinance-Cashout                116          56,932,452.12               9.78
--------------------------------------------------------------------------------
Total:                         1,050        $581,882,888.89             100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                   Geographical Distribution of the Mortgage
                 Properties of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of       Stated Principal       Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
     Geographic Area         Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
California                     739         $411,437,982.13               70.71%
Florida                         49           25,743,377.37                4.42
Illinois                        45           25,339,339.93                4.35
Virginia                        27           14,468,007.39                2.49
Texas                           25           13,437,546.69                2.31
District of Columbia            16           11,037,985.29                1.90
Washington                      18            9,553,967.22                1.64
Maryland                        16            8,356,156.84                1.44
South Carolina                  15            8,114,238.88                1.39
Colorado                        13            7,623,463.34                1.31
Georgia                         15            6,621,164.33                1.14
Nevada                          13            6,462,900.84                1.11
Arizona                         10            4,585,437.11                0.79
Massachusetts                    6            4,051,035.08                0.70
North Carolina                   8            3,901,595.92                0.67
New York                         5            3,009,000.00                0.52
Oregon                           4            2,059,172.77                0.35
Missouri                         2            1,841,236.96                0.32
Connecticut                      4            1,780,563.66                0.31
Indiana                          3            1,750,000.00                0.30
Kansas                           2            1,680,500.00                0.29
New Jersey                       3            1,523,320.97                0.26
New Mexico                       2            1,424,417.19                0.24
Utah                             2            1,375,000.00                0.24
Tennessee                        2            1,242,153.56                0.21
Minnesota                        2            1,218,596.10                0.21
Oklahoma                         1              685,479.32                0.12
Delaware                         1              656,250.00                0.11
Maine                            1              495,000.00                0.09
Pennsylvania                     1              408,000.00                0.07
--------------------------------------------------------------------------------
Total:                       1,050         $581,882,888.89              100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.26% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

------------------------------------------------------------------------------------------
                                                                            % of
                                                 Aggregate              Cut-Off Date
                                Number Of    Stated Principal         Pool Principal
                                 Mortgage      Balance as of     Balance of the California
California State Distribution     Loans         Cut-Off Date          Mortgage Loans
------------------------------------------------------------------------------------------
Southern California                372         $210,636,989.65                51.20%
Northern California                367          200,800,992.48                48.80
------------------------------------------------------------------------------------------
Total:                             739         $411,437,982.13               100.00%
==========================================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/


--------------------------------------------------------------------------------
                                               Aggregate               % of
                             Number Of     Stated Principal       Cut-Off Date
Current Mortgage Loan         Mortgage      Balance as of        Pool Principal
Principal Balances ($)         Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00           85       $ 28,475,176.79              4.89%
350,000.01 - 400,000.00          173         65,270,231.02             11.22
400,000.01 - 450,000.00          136         58,223,958.26             10.01
450,000.01 - 500,000.00          156         74,958,792.07             12.88
500,000.01 - 550,000.00           94         49,406,314.57              8.49
550,000.01 - 600,000.00           81         46,904,302.05              8.06
600,000.01 - 650,000.00           75         47,355,436.21              8.14
650,000.01 - 700,000.00           52         35,271,817.21              6.06
700,000.01 - 750,000.00           52         38,077,482.14              6.54
750,000.01 - 800,000.00           23         17,901,209.04              3.08
800,000.01 - 850,000.00           14         11,523,004.21              1.98
850,000.01 - 900,000.00           19         16,719,451.64              2.87
900,000.01 - 950,000.00           10          9,289,839.09              1.60
950,000.01 - 1,000,000.00         59         58,403,512.01             10.04
1,000,000.01 - 1,500,000.00       21         24,102,362.58              4.14
--------------------------------------------------------------------------------
Total:                         1,050       $581,882,888.89            100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $554,174.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number Of       Stated Principal        Cut-Off Date
Original Loan-To-Value     Mortgage          Balance as of        Pool Principal
Ratios (%)                   Loans            Cut-Off Date           Balance
--------------------------------------------------------------------------------
 5.01 - 10.00                   1           $    915,000.00                0.16%
15.01 - 20.00                  5              2,569,788.45                 0.44
20.01 - 25.00                  4              2,149,485.11                 0.37
25.01 - 30.00                  3              1,942,310.00                 0.33
30.01 - 35.00                 15              9,031,858.06                 1.55
35.01 - 40.00                 24             14,872,335.77                 2.56
40.01 - 45.00                 28             18,227,345.76                 3.13
45.01 - 50.00                 43             28,948,991.83                 4.98
50.01 - 55.00                 54             30,880,798.66                 5.31
55.01 - 60.00                 56             30,980,127.76                 5.32
60.01 - 65.00                 88             52,431,066.75                 9.01
65.01 - 70.00                 95             56,955,375.12                 9.79
70.01 - 75.00                130             74,594,862.50                12.82
75.01 - 80.00                483            248,824,228.98                42.76
80.01 - 85.00                  1                322,701.00                 0.06
85.01 - 90.00                 14              6,004,881.78                 1.03
90.01 - 95.00                  6              2,231,731.36                 0.38
--------------------------------------------------------------------------------
Total:                     1,050           $581,882,888.89               100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 68.34%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

          Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                Aggregate             % of
                                 Number Of   Stated Principal      Cut-Off Date
                                  Mortgage     Balance as of      Pool Principal
Mortgage Interest Rates (%)        Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.251 - 3.500                           7    $  3,701,091.80           0.64%
3.501 - 3.750                           9       5,618,122.66           0.97
3.751 - 4.000                          32      17,430,158.67           3.00
4.001 - 4.250                          82      51,613,811.11           8.87
4.251 - 4.500                         199     112,564,378.01          19.34
4.501 - 4.750                         266     153,734,323.14          26.42
4.751 - 5.000                         274     143,552,869.40          24.67
5.001 - 5.250                          93      48,816,988.14           8.39
5.251 - 5.500                          65      33,662,808.25           5.79
5.501 - 5.750                          15       7,576,385.85           1.30
5.751 - 6.000                           6       2,903,951.86           0.50
6.001 - 6.250                           2         708,000.00           0.12
--------------------------------------------------------------------------------
Total:                              1,050    $581,882,888.89         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.724% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate             % of
                                 Number Of    Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of      Pool Principal
Gross Margin (%)                   Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                               1,050    $581,882,888.89         100.00%
--------------------------------------------------------------------------------
Total:                              1,050    $581,882,888.89         100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                               Number Of     Stated Principal      Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
Rate Ceilings (%)                Loans         Cut-Off Date         Balance
--------------------------------------------------------------------------------
 8.001 -  9.000                       48      $ 26,749,373.13            4.60%
 9.001 - 10.000                     821       461,465,381.66           79.31
10.001 - 11.000                     179        92,960,134.10           15.98
11.001 - 12.000                       2           708,000.00            0.12
--------------------------------------------------------------------------------
Total:                            1,050      $581,882,888.89          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.724% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                               Number of   Statistical Principal  Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
First Rate Adjustment Date       Loans          Cut-Off Date        Balance
--------------------------------------------------------------------------------
June 1, 2008                          1      $    720,929.16            0.12%
October 1, 2008                       2         1,158,721.78            0.20
November 1, 2008                     34        19,701,649.51            3.39
December 1, 2008                    556       301,680,568.42           51.85
January 1, 2009                     457       258,621,020.02           44.45
--------------------------------------------------------------------------------
Total:                            1,050      $581,882,888.89          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                              Aggregate                % of
                             Number Of      Stated Principal       Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
Remaining Term (Months)        Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
101 - 120                         2         $    809,188.13                0.14%
161 - 180                         4            2,055,051.90                0.35
221 - 240                         3            1,783,272.25                0.31
281 - 300                         2            1,382,548.06                0.24
341 - 360                     1,039          575,852,828.55               98.96
--------------------------------------------------------------------------------
Total:                        1,050         $581,882,888.89              100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                              Aggregate                % of
                             Number Of      Stated Principal       Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
    Credit Scores              Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
801 - 850                        15         $  8,320,402.36                1.43%
751 - 800                       460          254,332,876.33               43.71
701 - 750                       373          212,297,936.10               36.48
651 - 700                       164           86,880,980.98               14.93
601 - 650                        36           19,203,282.18                3.30
Not Scored                        2              847,410.94                0.15
--------------------------------------------------------------------------------
Total:                        1,050         $581,882,888.89              100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 3 Mortgage Loans


Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage loan interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                                Collateral Summary          Range (if applicable)
                                                                ------------------          ---------------------
Total Outstanding Loan Balance                                        $41,496,792

Total Number of Loans                                                          82

Average Loan Principal Balance                                        $   506,058        $329,639 to $1,031,250

WA Gross Coupon                                                             5.258%              4.125% to 6.250%

WA FICO                                                                       728                    622 to 805

WA Original Term (mos.)                                                       357              180 to 360 months

WA Remaining Term (mos.)                                                      356              179 to 360 months

WA OLTV                                                                     68.87%              18.23% to 90.00%

WA Months to First Adjustment Date                                             83                81 to 84 months

Gross Margin                                                                2.250%

WA Rate Ceiling                                                            10.258%             9.125% to 11.250%

Geographic Concentration of Mortgaged Properties (Top                CA     47.44%
5 States) based on the Aggregate Stated Principal                    FL      9.45%
Balance                                                              MD      7.32%
                                                                     VA      6.10%
                                                                     NC      4.32%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------------------
                                                         Aggregate             % of
                                      Number Of       Stated Principal      Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
     Occupancy                          Loans          Cut-Off Date            Balance
------------------------------------------------------------------------------------------
Primary Residence                         78           $39,490,290.29            95.16%
Second Home                                4             2,006,501.80             4.84
------------------------------------------------------------------------------------------
Total:                                    82           $41,496,792.09           100.00%
==========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------------
                                                         Aggregate             % of
                                      Number Of       Stated Principal      Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
     Property Type                      Loans          Cut-Off Date            Balance
------------------------------------------------------------------------------------------
Single Family Residence                   58           $29,391,111.76            70.83%
PUD-Detached                              17             8,882,174.62            21.40
Condominium                                3             1,344,808.60             3.24
PUD-Attached                               2             1,014,304.94             2.44
2-Family                                   1               464,800.00             1.12
Cooperative                                1               399,592.17             0.96
------------------------------------------------------------------------------------------
Total:                                    82           $41,496,792.09           100.00%
==========================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------------
                                                         Aggregate             % of
                                      Number Of       Stated Principal      Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
     Purpose                            Loans          Cut-Off Date            Balance
------------------------------------------------------------------------------------------
Purchase                                  42           $21,138,350.85            50.94%
Refinance-Rate/Term                       30            15,209,596.48            36.65
Refinance-Cashout                         10             5,148,844.76            12.41
------------------------------------------------------------------------------------------
Total:                                    82           $41,496,792.09           100.00%
==========================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------------------
                                                         Aggregate             % of
                                      Number Of       Stated Principal      Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
    Geographic Area                     Loans          Cut-Off Date            Balance
------------------------------------------------------------------------------------------
California                                  39           $19,685,590.88          47.44%
Florida                                      8             3,920,907.43           9.45
Maryland                                     7             3,037,745.61           7.32
Virginia                                     5             2,529,593.44           6.10
North Carolina                               4             1,793,903.39           4.32
Nevada                                       3             1,772,590.67           4.27
Georgia                                      3             1,454,677.90           3.51
Pennsylvania                                 2             1,393,060.22           3.36
New Jersey                                   2             1,369,433.36           3.30
South Carolina                               2             1,256,579.06           3.03
Illinois                                     2               968,782.08           2.33
New York                                     1               507,456.91           1.22
Oregon                                       1               499,399.22           1.20
District of Columbia                         1               489,413.50           1.18
Michigan                                     1               413,145.05           1.00
Washington                                   1               404,513.37           0.97
------------------------------------------------------------------------------------------
Total:                                      82           $41,496,792.09         100.00%
==========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.42% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

===========================================================================================
                                                                           % of
                                                 Aggregate              Cut-Off Date
                                Number Of     Stated Principal         Pool Principal
                                 Mortgage      Balance as of      Balance of the California
California State Distribution     Loans         Cut-Off Date           Mortgage Loans
===========================================================================================
Northern California                 20         $10,521,193.82            53.45%
Southern California                 19           9,164,397.06            46.55
-------------------------------------------------------------------------------------------
Total:                              39         $19,685,590.88           100.00%
===========================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

================================================================================
                                               Aggregate           % of
                              Number Of     Stated Principal     Cut-Off Date
Current Mortgage Loan          Mortgage      Balance as of     Pool Principal
Principal Balances ($)          Loans         Cut-Off Date        Balance
================================================================================
300,000.01   -   350,000.00      10          $3,424,923.14          8.25%
350,000.01   -   400,000.00      12           4,498,571.48         10.84
400,000.01   -   450,000.00      20           8,485,168.79         20.45
450,000.01   -   500,000.00      10           4,826,161.33         11.63
500,000.01   -   550,000.00       8           4,221,630.67         10.17
550,000.01   -   600,000.00       6           3,474,320.45          8.37
600,000.01   -   650,000.00       4           2,457,459.10          5.92
650,000.01   -   700,000.00       1             675,205.00          1.63
700,000.01   -   750,000.00       3           2,197,098.83          5.29
800,000.01   -   850,000.00       3           2,486,438.78          5.99
850,000.01   -   900,000.00       2           1,747,569.00          4.21
950,000.01   - 1,000,000.00       2           1,970,995.52          4.75
1,000,000.01 - 1,500,000.00       1           1,031,250.00          2.49
--------------------------------------------------------------------------------
Total:                           82         $41,496,792.09        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $506,058.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

================================================================================
                                                 Aggregate            % of
                                    Number Of Stated Principal    Cut-Off Date
                                     Mortgage   Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)     Loans     Cut-Off Date         Balance
================================================================================
15.01 - 20.00                           1         $564,321.12          1.36%
20.01 - 25.00                           1          329,638.55          0.79
25.01 - 30.00                           1          354,470.64          0.85
35.01 - 40.00                           3        1,965,022.32          4.74
40.01 - 45.00                           2          946,131.03          2.28
45.01 - 50.00                           2          798,495.80          1.92
50.01 - 55.00                           5        2,295,826.85          5.53
55.01 - 60.00                           5        2,031,378.76          4.90
60.01 - 65.00                           7        3,519,874.72          8.48
65.01 - 70.00                           6        3,121,756.11          7.52
70.01 - 75.00                          11        6,385,233.10         15.39
75.01 - 80.00                          35       18,020,052.34         43.43
85.01 - 90.00                           3        1,164,590.75          2.81
--------------------------------------------------------------------------------
Total:                                 82      $41,496,792.09        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 68.87%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

================================================================================
                                                  Aggregate           % of
                                 Number Of     Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans         Cut-Off Date        Balance
================================================================================
4.001 - 4.250                         3       $ 1,637,693.30           3.95%
4.251 - 4.500                         6         3,270,955.91           7.88
4.501 - 4.750                         5         2,520,386.17           6.07
4.751 - 5.000                        14         6,695,421.19          16.13
5.001 - 5.250                        15         7,483,602.13          18.03
5.251 - 5.500                        14         6,928,988.51          16.70
5.501 - 5.750                        18         9,922,930.86          23.91
5.751 - 6.000                         5         2,238,789.02           5.40
6.001 - 6.250                         2           798,025.00           1.92
--------------------------------------------------------------------------------
Total:                               82       $41,496,792.09         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
      Rate of the Group 3 Mortgage Loans is expected to be approximately 5.258%.

                  Gross Margins of the Group 3 Mortgage Loans

================================================================================
                                         Aggregate              % of
                         Number Of    Stated Principal       Cut-Off Date
                          Mortgage      Balance as of        Pool Principal
Gross Margins (%)          Loans         Cut-Off Date          Balance
================================================================================
2.250                        82        $41,496,792.09           100.00%
--------------------------------------------------------------------------------
Total:                       82        $41,496,792.09           100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                               Aggregate              % of
                             Number Of      Stated Principal       Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
  Rate Ceilings (%)           Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
 9.001 - 10.000                 28           $14,124,456.57              34.04%
10.001 - 11.000                 52            26,574,310.52              64.04
11.001 - 12.000                  2               798,025.00               1.92
--------------------------------------------------------------------------------
Total:                          82           $41,496,792.09             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.258% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate              % of
                             Number Of      Stated Principal       Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
  First Adjustment Date       Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
October 1, 2010                  2           $   678,186.80                1.63%
November 1, 2010                 7             3,435,642.36                8.28
December 1, 2010                55            25,965,311.93               62.57
January 1, 2011                 18            11,417,651.00               27.51
--------------------------------------------------------------------------------
Total:                          82           $41,496,792.09              100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate              % of
                             Number Of      Stated Principal      Cut-Off Date
                             Mortgage        Balance as of       Pool Principal
Remaining Term (Months)        Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
161 - 180                        1          $   548,047.60                 1.32%
281 - 300                        1              499,191.26                 1.20
341 - 360                       80           40,449,553.23                97.48
--------------------------------------------------------------------------------
Total:                          82          $41,496,792.09               100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate              % of
                             Number Of      Stated Principal      Cut-Off Date
                             Mortgage        Balance as of       Pool Principal
     Credit Scores             Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
801 - 850                        2          $   726,053.79                 1.75%
751 - 800                       29           15,472,176.94                37.29
701 - 750                       31           15,644,610.14                37.70
651 - 700                       12            6,367,310.61                15.34
601 - 650                        8            3,286,640.61                 7.92
--------------------------------------------------------------------------------
Total:                          82          $41,496,792.09               100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).